EXHIBIT 32

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICERS
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

We, Floyd H. Panning, the President and Chief Executive Officer, and Catherine Patterson, the Chief Financial Officer of Electropure, Inc. (the “Company”), certify that to the best of our knowledge, based upon a review of the Company’s Annual Report on Form 10-KSB for the period ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

/S/ FLOYD H. PANNING
Floyd H. Panning
President and Chief Executive Officer
February 18, 2004

/S/ CATHERINE PATTERSON
Catherine Patterson
Secretary and Chief Financial Officer
February 18, 2004